                                                                    EXHIBIT 99.5


                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                      For the Month Ending: April 30, 2002

BEGINNING BALANCE IN ALL ACCOUNTS                                                    $  2,881,839.46

RECEIPTS:
      1. Receipts from Operations                                                    $          -
      2. Other Receipts                                                              $        238.72
                                                                                     ---------------

TOTAL RECEIPTS                                                                       $        238.72

DISBURSEMENTS
      3. Net Payroll
          a. Officers                                                                $          -
          b. Others                                                                  $          -
      4. Taxes
          a. Federal Income Taxes                                                    $          -
          b. FICA Withholdings                                                       $          -
          c. Employee's withholdings                                                 $          -
          d. Employer's FICA                                                         $          -
          e. Federal Unemployment Taxes                                              $          -
          f.  State Income Tax                                                       $          -
          g. State Employee withholdings                                             $          -
          h. All other state taxes (Voided post-petition checks)                     $     (8,011.12)

      5. Necessary Expenses (Paid by Parent or Affiliate)
          a. Rent or mortgage payment(s)                                             $          -
          b. Utilities                                                               $          -
          c. Insurance                                                               $          -
          d. Merchandise bought for manufacture or sell                              $          -
          e. Other necessary expenses
              Clearing of previously voided checks                                   $          -
              U.S. Trustee Fees                                                      $          -
              Credit card chargebacks                                                $        209.50
                                                                                     ---------------

TOTAL DISBURSEMENTS                                                                  $     (7,801.62)
Less:  Disbursements by Parent or Affiliate                                          $      8,011.12
                                                                                     ---------------
ADJUSTED TOTAL DISBURSEMENTS                                                         $        209.50

                                                                                     ---------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                                  $         29.22

NET INTERCOMPANY SWEEP TRANSFERS - WAXS                                              $          -
                                                                                     ---------------

ENDING BALANCE IN Bank of America - 3751565312                                       $    111,332.25
ENDING BALANCE IN Bank of America - 3299991275                                       $  2,770,536.43

                                                                                     ---------------
                                                        ENDING BALANCE               $  2,881,868.68
                                                                                     ===============



                            OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                                RECEIPTS LISTING

                      For the Month Ending: April 30, 2002

Bank:               Bank of America
Location:           Atlanta, GA
Account Name:       Checking
Account Number:     3299991275

DATE RECEIVED                            DESCRIPTION                           AMOUNT
-------------                            -----------                           ------

   04/11/02                 Southwestern Bell (Refund)                           238.72

                                                                          -------------
                                                                    Total  $     238.72
                                                                          =============



                            OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                              DISBURSEMENT LISTING

                      For the Month Ending: April 30, 2002

Bank:               Bank of America
Location:           Dallas, TX
Account Name:       Checking
Account Number:     3751565312

DATE DISBURSED      CHECK NUMBER                      DESCRIPTION               AMOUNT
--------------      ------------                      -----------               ------

   04/04/02              EFT             Credit card chargebacks             $     40.00
   04/04/02              EFT             Credit card chargebacks                   47.50
   04/04/02              EFT             Credit card chargebacks                   60.00
   04/04/02              EFT             Credit card chargebacks                   62.00

                                                                            -------------
                                                                      Total  $    209.50
                                                                            =============



                            OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                      For the Month Ending: April 30, 2002

STATEMENT OF INVENTORY
----------------------

    Beginning Inventory                                    $            -
    Add: purchases                                         $            -
    Less: goods sold                                       $            -
                                                          ---------------
    Ending inventory                                       $            -
                                                          ===============

PAYROLL INFORMATION STATEMENT
-----------------------------

    Gross payroll for this period                          $            -
    Payroll taxes due but unpaid                           $            -

              STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS**

                                                Date regular         Amount of              Number of               Amount of
              Name of Creditor/Lessor          payment is due     regular payment      Payments Delinquent     Payments Delinquent

Imperial Premium Finance                          Monthly                 8,798.52                 -                          -
Storage West Self Storage                         Monthly                   209.00            See Note 1                  27.87
Storage West Self Storage                         Monthly                    99.00            See Note 1                  13.20
Associated Storage                                Monthly                 2,149.98            See Note 1                 286.66
Bay 602 Corporation                               Monthly                 9,817.39            See Note 1               1,308.99
Reynolds Family Properties                        Monthly                 4,448.00            See Note 1                 593.07
Reynolds Family Properties                        Monthly                23,792.49            See Note 1               3,172.33
Doral Plaza Associates                            Monthly                 9,660.00            See Note 1               1,288.00
Colonial Parking                                  Monthly                   378.00            See Note 1                  50.40
23223 Bryan St. Limited Partnership               Monthly                16,941.16            See Note 1               2,258.82
Central Parking Systems                           Monthly                   700.00            See Note 1                  93.33
Currie Samuelson                                  Monthly                 1,200.00            See Note 1                 160.00
Currie Samuelson                                  Monthly                34,516.00            See Note 1               4,602.13
Downtown Properties                               Monthly                10,850.00            See Note 1               1,446.67
Hudson Telegraph                                  Monthly                12,206.25            See Note 1               1,627.50
Okada International                               Monthly                 2,601.03            See Note 1                 346.80
One Wilshire Arcade Imp.                          Monthly                 6,147.03            See Note 1                 819.60
Rockrose Development                              Monthly                 2,848.25            See Note 1                 379.77
Scripps Ranch Landscape                           Monthly                 1,000.00            See Note 1                 133.33
Pacific Guardian Center                           Monthly                 4,707.32            See Note 1                 627.64
Wells Fargo Financial Leasing Co.                 Monthly                   279.88                 -                          -
Newcourt Leasing                                  Monthly                 1,871.90                 -                          -
Greater San Diego Air                             Monthly                 2,246.00            See Note 1                 299.47
Finova Loan Admin. Inc                            Monthly                11,825.07            See Note 1               1,576.68
CIT Group                                         Monthly                 8,117.96                 -                          -
Dana Commercial Credit                            Monthly                14,734.93            See Note 1               1,964.66
Danka Financial Services                          Monthly                16,705.50                 -                          -
Danka Financial Services                          Monthly                   378.16            See Note 2                 428.58
Data Sales Co., Inc                               Monthly                58,663.13            See Note 1               7,821.75
IBM Corporation                                   Monthly                56,452.32                -                           -
Advanta Leasing Services                          Monthly                 1,374.62                 -                          -
Premier Computer Sales                            Monthly                 7,151.17            See Note 1                 953.49
Siemens Credit LTD                                Monthly                45,360.11            See Note 2              51,408.12
Telogy, Inc.                                      Monthly                 6,482.29            See Note 1                 864.31
Telecommunications Finance Group                  Monthly             1,013,115.84            See Note 2           1,148,197.95
Union Bank of CA., N.A.                           Monthly                61,133.27            See Note 1               8,151.10

Note 1: Debtor may be liable for prorated obligation from June 1, 2001 through June 4, 2001 in the event I-Link does not assume contract.
Note 2: Debtor has not paid the monthly payment for May 2001. In addition, Debtor may be liable for prorated obligation from June 1, 2001 through June 4, 2001 in the event I-Link does not assume contract.



                            OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                      For the Month Ending: April 30, 2002

STATEMENT OF AGED RECEIVABLES
-----------------------------

ACCOUNTS RECEIVABLE                                      3RD PARTY         INTERCOMPANY              TOTAL
                                                       -----------------------------------------------------------
    Beginning of month balance                          $         -       $ 2,402,758.04         $ 2,402,758.04
    Add: Receipts by parent/affiliates                  $         -       $         -            $         -
    Add: customer credits                               $         -       $         -            $         -
    Add: intercompany activity                          $         -       $         -            $         -
    Less: collections                                   $         -       $         -            $         -
    Less: offsets                                       $         -       $         -            $         -
    Less: application of customer deposits              $         -       $         -            $         -
    Less: sale of receivables to I-Link                 $         -       $         -            $         -
                                                       -----------------------------------------------------------
    End of month balance                                $         -       $ 2,402,758.04         $ 2,402,758.04
                                                       ===========================================================

  0-30 Days                         31-60 Days            61-90 Days        Over 90 Days        End of Month Total
  ---------                         ----------            ----------        ------------        ------------------
$         -                         $        -          $         -       $         -            $         -

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)**
-----------------------------------------------
                                                           3RD PARTY       INTERCOMPANY             TOTAL
                                                       ---------------------------------------------------------
    Beginning of month balance                          $ 8,702,870.24    $ 6,241,707.82       $ 14,944,578.06
    Add: sales on account**                             $    (7,801.62)   $         -          $     (7,801.62)
    Add: collections on behalf of I-Link                $         -       $         -          $          -
    Add: intercompany activity
      Expenses paid directly by Parent or Affiliate     $     8,011.12    $    (8,011.12)      $          -
      Net cash advanced by Parent                       $         -       $         -          $          -
      Credit extended by Parent or Affiliate            $         -       $         -          $          -
      Amounts collected by Parent                       $         -       $         -          $          -
    Less: Invoicing to I-Link                           $         -       $         -          $          -
    Less: remittances to I-Link                         $         -       $         -          $          -
    Less: payments                                      $      (209.50)   $         -          $       (209.50)
                                                       ---------------------------------------------------------
    End of month balance                                $ 8,702,870.24    $ 6,233,696.70       $ 14,936,566.94
                                                       =========================================================

  0-30 Days                         31-60 Days          61-90 Days        Over 90 Days       End of Month Total
  ---------                         ----------          ----------        ------------       ------------------
$         -                         $        -          $        -        $ 8,702,870.24       $ 8,702,870.24


** The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of April 30, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $1,804,912.



                            OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                      For the Month Ending: April 30, 2002


                                TAX QUESTIONNAIRE

        Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

        1.  Federal income taxes              Yes (X)                     No ( )

        2.  FICA withholdings                 Yes (X)                     No ( )

        3.  Employee's withholdings           Yes (X)                     No ( )

        4.  Employer's FICA                   Yes (X)                     No ( )

        5.  Federal unemployment taxes        Yes (X)                     No ( )

        6.  State income tax                  Yes (X)                     No ( )

        7.  State employee withholdings       Yes (X)                     No ( )

        8.  All other state taxes                 See Note Below

    If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:
The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.



                            OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.




                                             -----------------------------------
                                             For the Debtor In Possession

                                             Henry C. Lyon
                                             Designated Officer



                            OPERATING REPORT Page 7

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                       For the Month Ending: May 31, 2002

BEGINNING BALANCE IN ALL ACCOUNTS                                         $  2,881,868.68

RECEIPTS:
      1. Receipts from Operations                                         $          -
      2. Other Receipts (Received by Parent or Affiliate)                 $      3,852.51
                                                                          ---------------

TOTAL RECEIPTS                                                            $      3,852.51
      Less:  Receipts received by Parent/Affiliates                       $     (3,852.51)
                                                                          ---------------
ADJUSTED TOTAL RECEIPTS                                                   $          -

DISBURSEMENTS
      3. Net Payroll
          a. Officers                                                     $          -
          b. Others                                                       $          -
      4. Taxes
          a. Federal Income Taxes                                         $          -
          b. FICA Withholdings                                            $          -
          c. Employee's withholdings                                      $          -
          d. Employer's FICA                                              $          -
          e. Federal Unemployment Taxes                                   $          -
          f. State Income Tax                                             $          -
          g. State Employee withholdings                                  $          -
          h. All other state taxes                                        $          -

      5. Necessary Expenses (Paid by Parent or Affiliate)
          a. Rent or mortgage payment(s)                                  $          -
          b. Utilities                                                    $          -
          c. Insurance                                                    $          -
          d. Merchandise bought for manufacture or sell                   $          -
          e. Other necessary expenses
              Clearing of previously voided checks                        $         28.56
              U.S. Trustee Fees                                           $          -
              Credit card chargebacks                                     $        209.50
                                                                          ---------------

TOTAL DISBURSEMENTS                                                       $        238.06
Less:  Disbursements by Parent or Affiliate                               $          -
                                                                          ---------------
ADJUSTED TOTAL DISBURSEMENTS                                              $        238.06

                                                                          ---------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                       $       (238.06)

NET INTERCOMPANY SWEEP TRANSFERS - WAXS                                   $          -
                                                                          ---------------

ENDING BALANCE IN WxC/WAXS                                                $    111,122.75
ENDING BALANCE IN B of A Checking                                         $  2,770,507.87

                                                                          ---------------
                                                        ENDING BALANCE    $  2,881,630.62
                                                                          ===============



                            OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                              DISBURSEMENT LISTING

                       For the Month Ending: May 31, 2002

Bank:               Bank of America
Location:           Dallas, TX
Account Name:       Checking
Account Number:     3751565312

DATE DISBURSED      CHECK NUMBER                      DESCRIPTION                   AMOUNT
--------------      ------------                      -----------                   ------
   05/04/02              EFT             Credit card chargebacks                $      40.00
   05/04/02              EFT             Credit card chargebacks                       47.50
   05/04/02              EFT             Credit card chargebacks                       60.00
   05/04/02              EFT             Credit card chargebacks                       62.00

                                                                               -------------
                                                                         Total  $     209.50
                                                                               =============



                            OPERATING REPORT Page 2

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                       For the Month Ending: May 31, 2002

STATEMENT OF INVENTORY
----------------------

    Beginning Inventory               $             -
    Add: purchases                    $             -
    Less: goods sold                  $             -
                                     ----------------
    Ending inventory                  $             -
                                     ================

PAYROLL INFORMATION STATEMENT
-----------------------------

    Gross payroll for this period     $             -
    Payroll taxes due but unpaid      $             -

              STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS**
              -----------------------------------------------------

                                              Date regular          Amount of             Number of                Amount of
              Name of Creditor/Lessor        payment is due      regular payment     Payments Delinquent      Payments Delinquent

Imperial Premium Finance                        Monthly                  8,798.52                 -                            -
Storage West Self Storage                       Monthly                    209.00            See Note 1                    27.87
Storage West Self Storage                       Monthly                     99.00            See Note 1                    13.20
Associated Storage                              Monthly                  2,149.98            See Note 1                   286.66
Bay 602 Corporation                             Monthly                  9,817.39            See Note 1                 1,308.99
Reynolds Family Properties                      Monthly                  4,448.00            See Note 1                   593.07
Reynolds Family Properties                      Monthly                 23,792.49            See Note 1                 3,172.33
Doral Plaza Associates                          Monthly                  9,660.00            See Note 1                 1,288.00
Colonial Parking                                Monthly                    378.00            See Note 1                    50.40
23223 Bryan St. Limited Partnership             Monthly                 16,941.16            See Note 1                 2,258.82
Central Parking Systems                         Monthly                    700.00            See Note 1                    93.33
Currie Samuelson                                Monthly                  1,200.00            See Note 1                   160.00
Currie Samuelson                                Monthly                 34,516.00            See Note 1                 4,602.13
Downtown Properties                             Monthly                 10,850.00            See Note 1                 1,446.67
Hudson Telegraph                                Monthly                 12,206.25            See Note 1                 1,627.50
Okada International                             Monthly                  2,601.03            See Note 1                   346.80
One Wilshire Arcade Imp.                        Monthly                  6,147.03            See Note 1                   819.60
Rockrose Development                            Monthly                  2,848.25            See Note 1                   379.77
Scripps Ranch Landscape                         Monthly                  1,000.00            See Note 1                   133.33
Pacific Guardian Center                         Monthly                  4,707.32            See Note 1                   627.64
Wells Fargo Financial Leasing Co.               Monthly                    279.88                 -                            -
Newcourt Leasing                                Monthly                  1,871.90                 -                            -
Greater San Diego Air                           Monthly                  2,246.00            See Note 1                   299.47
Finova Loan Admin. Inc                          Monthly                 11,825.07            See Note 1                 1,576.68
CIT Group                                       Monthly                  8,117.96                 -                            -
Dana Commercial Credit                          Monthly                 14,734.93            See Note 1                 1,964.66
Danka Financial Services                        Monthly                 16,705.50                 -                            -
Danka Financial Services                        Monthly                    378.16            See Note 2                   428.58
Data Sales Co., Inc                             Monthly                 58,663.13            See Note 1                 7,821.75
IBM Corporation                                 Monthly                 56,452.32                -                             -
Advanta Leasing Services                        Monthly                  1,374.62                 -                            -
Premier Computer Sales                          Monthly                  7,151.17            See Note 1                   953.49
Siemens Credit LTD                              Monthly                 45,360.11            See Note 2                51,408.12
Telogy, Inc.                                    Monthly                  6,482.29            See Note 1                   864.31
Telecommunications Finance Group                Monthly              1,013,115.84            See Note 2             1,148,197.95
Union Bank of CA., N.A.                         Monthly                 61,133.27            See Note 1                 8,151.10

Note 1: Debtor may be liable for prorated obligation from June 1, 2001 through June 4, 2001 in the event I-Link does not assume contract.
Note 2: Debtor has not paid the monthly payment for May 2001. In addition, Debtor may be liable for prorated obligation from June 1, 2001 through June 4, 2001 in the event I-Link does not assume contract.



                            OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                       For the Month Ending: May 31, 2002

STATEMENT OF AGED RECEIVABLES
-----------------------------

ACCOUNTS RECEIVABLE                                                    3RD PARTY            INTERCOMPANY                TOTAL
                                                                     ---------------------------------------------------------------
    Beginning of month balance                                        $         -          $ 2,402,758.04           $ 2,402,758.04
    Add: Receipts by parent/affiliates                                $         -          $         -              $         -
    Add: customer credits                                             $         -          $         -              $         -
    Add: intercompany activity                                        $         -          $     3,852.51           $     3,852.51
    Less: collections                                                 $         -          $         -              $         -
    Less: offsets                                                     $         -          $         -              $         -
    Less: application of customer deposits                            $         -          $         -              $         -
    Less: sale of receivables to I-Link                               $         -          $         -              $         -
                                                                     ---------------------------------------------------------------
    End of month balance                                              $         -          $ 2,406,610.55           $ 2,406,610.55
                                                                     ===============================================================

  0-30 Days                           31-60 Days                      61-90 Days           Over 90 Days          End of Month Total
  ---------                           ----------                      ----------           ------------          ------------------
$         -                           $        -                      $         -          $         -              $         -


STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)**
                                                                        3RD PARTY          INTERCOMPANY               TOTAL
                                                                     ------------------------------------------------------------
    Beginning of month balance                                        $ 8,702,870.24      $ 6,233,696.70         $ 14,936,566.94
    Add: sales on account**                                           $       238.06      $         -            $        238.06
    Add: collections on behalf of I-Link                              $         -         $         -            $          -
    Add: intercompany activity
      Expenses paid directly by Parent or Affiliate                   $         -         $         -            $          -
      Net cash advanced by Parent                                     $         -         $         -            $          -
      Credit extended by Parent or Affiliate                          $         -         $         -            $          -
      Amounts collected by Parent                                     $         -         $         -            $          -
    Less: Invoicing to I-Link                                         $         -         $         -            $          -
    Less: remittances to I-Link                                       $         -         $         -            $          -
    Less: payments                                                    $      (238.06)     $         -            $       (238.06)
                                                                     ------------------------------------------------------------
    End of month balance                                              $ 8,702,870.24      $ 6,233,696.70         $ 14,936,566.94
                                                                     ============================================================

  0-30 Days                           31-60 Days                      61-90 Days           Over 90 Days         End of Month Total
  ---------                           ----------                      ----------           ------------         ------------------
$         -                           $        -                      $         -         $ 8,702,870.24         $  8,702,870.24


** The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of May 31, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $1,804,912.



                            OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                       For the Month Ending: May 31, 2002


                                TAX QUESTIONNAIRE

        Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

        1.   Federal income taxes                       Yes (X)                 No ( )

        2.   FICA withholdings                          Yes (X)                 No ( )

        3.   Employee's withholdings                    Yes (X)                 No ( )

        4.   Employer's FICA                            Yes (X)                 No ( )

        5.   Federal unemployment taxes                 Yes (X)                 No ( )

        6.   State income tax                           Yes (X)                 No ( )

        7.   State employee withholdings                Yes (X)                 No ( )

        8.   All other state taxes                           See Note Below

    If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:
The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.



                            OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.




                                             -----------------------------------
                                             For the Debtor In Possession

                                             Henry C. Lyon
                                             Designated Officer



                            OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                       For the Month Ending: June 30, 2002

BEGINNING BALANCE IN ALL ACCOUNTS                                             $  2,881,630.62

RECEIPTS:
      1. Receipts from Operations                                             $          -
      2. Other Receipts                                                       $    367,661.30
                                                                              ---------------

TOTAL RECEIPTS                                                                $    367,661.30

DISBURSEMENTS
      3. Net Payroll
          a. Officers                                                         $          -
          b. Others                                                           $          -
      4. Taxes
          a. Federal Income Taxes                                             $          -
          b. FICA Withholdings                                                $          -
          c. Employee's withholdings                                          $          -
          d. Employer's FICA                                                  $          -
          e. Federal Unemployment Taxes                                       $          -
          f. State Income Tax                                                 $          -
          g. State Employee withholdings                                      $          -
          h. All other state taxes                                            $          -

      5. Necessary Expenses (Paid by Parent or Affiliate)
          a. Rent or mortgage payment(s)                                      $          -
          b. Utilities                                                        $          -
          c. Insurance                                                        $          -
          d. Merchandise bought for manufacture or sell                       $          -
          e. Other necessary expenses
              Clearing of previously voided checks                            $          -
              U.S. Trustee Fees                                               $      6,000.00
              Credit card chargebacks                                         $        209.50
                                                                              ---------------

TOTAL DISBURSEMENTS                                                           $      6,209.50
Less:  Disbursements by Parent or Affiliate                                   $     (6,000.00)
                                                                              ---------------
ADJUSTED TOTAL DISBURSEMENTS                                                  $        209.50

                                                                              ---------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                           $    367,451.80

NET INTERCOMPANY SWEEP TRANSFERS - WAXS                                       $      3,852.51
                                                                              ---------------

ENDING BALANCE IN WxC/WAXS                                                    $    110,913.25
ENDING BALANCE IN B of A Checking                                             $  3,142,021.68

                                                                              ---------------
                                                           ENDING BALANCE     $  3,252,934.93
                                                                              ===============



                            OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                                RECEIPTS LISTING

                       For the Month Ending: June 30, 2002

Bank:               Bank of America
Location:           Atlanta, GA
Account Name:       Checking
Account Number:     3299991275

DATE RECEIVED                           DESCRIPTION                             AMOUNT
-------------                           -----------                             ------

    6/19/02             State of Illinois (Tax Refund)                          316.47
    6/19/02             State of California (Tax Refund)                        579.61
    6/21/02             Cardservice International (Deposit Refund)          366,765.22

                                                                         -------------
                                                                  Total  $  367,661.30
                                                                         =============



                            OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                              DISBURSEMENT LISTING

                       For the Month Ending: June 30, 2002

Bank:               Bank of America
Location:           Dallas, TX
Account Name:       Checking
Account Number:     3751565312

DATE DISBURSED      CHECK NUMBER                     DESCRIPTION               AMOUNT
--------------      ------------                     -----------               ------

   06/04/02              EFT             Credit card chargebacks            $      40.00
   06/04/02              EFT             Credit card chargebacks                   47.50
   06/04/02              EFT             Credit card chargebacks                   60.00
   06/04/02              EFT             Credit card chargebacks                   62.00

                                                                           -------------
                                                                     Total  $     209.50
                                                                           =============



                            OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                       For the Month Ending: June 30, 2002

STATEMENT OF INVENTORY
----------------------

    Beginning Inventory              $          -
    Add: purchases                   $          -
    Less: goods sold                 $          -
                                     ------------
    Ending inventory                 $          -
                                     ============

PAYROLL INFORMATION STATEMENT
-----------------------------
    Gross payroll for this period    $          -
    Payroll taxes due but unpaid     $          -


              STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS**
              -----------------------------------------------------

                                              Date regular         Amount of             Number of                Amount of
              Name of Creditor/Lessor        payment is due     regular payment     Payments Delinquent      Payments Delinquent

Imperial Premium Finance                        Monthly                 8,798.52                 -                            -
Storage West Self Storage                       Monthly                   209.00            See Note 1                    27.87
Storage West Self Storage                       Monthly                    99.00            See Note 1                    13.20
Associated Storage                              Monthly                 2,149.98            See Note 1                   286.66
Bay 602 Corporation                             Monthly                 9,817.39            See Note 1                 1,308.99
Reynolds Family Properties                      Monthly                 4,448.00            See Note 1                   593.07
Reynolds Family Properties                      Monthly                23,792.49            See Note 1                 3,172.33
Doral Plaza Associates                          Monthly                 9,660.00            See Note 1                 1,288.00
Colonial Parking                                Monthly                   378.00            See Note 1                    50.40
23223 Bryan St. Limited Partnership             Monthly                16,941.16            See Note 1                 2,258.82
Central Parking Systems                         Monthly                   700.00            See Note 1                    93.33
Currie Samuelson                                Monthly                 1,200.00            See Note 1                   160.00
Currie Samuelson                                Monthly                34,516.00            See Note 1                 4,602.13
Downtown Properties                             Monthly                10,850.00            See Note 1                 1,446.67
Hudson Telegraph                                Monthly                12,206.25            See Note 1                 1,627.50
Okada International                             Monthly                 2,601.03            See Note 1                   346.80
One Wilshire Arcade Imp.                        Monthly                 6,147.03            See Note 1                   819.60
Rockrose Development                            Monthly                 2,848.25            See Note 1                   379.77
Scripps Ranch Landscape                         Monthly                 1,000.00            See Note 1                   133.33
Pacific Guardian Center                         Monthly                 4,707.32            See Note 1                   627.64
Wells Fargo Financial Leasing Co.               Monthly                   279.88                 -                         -
Newcourt Leasing                                Monthly                 1,871.90                 -                         -
Greater San Diego Air                           Monthly                 2,246.00            See Note 1                   299.47
Finova Loan Admin. Inc                          Monthly                11,825.07            See Note 1                 1,576.68
CIT Group                                       Monthly                 8,117.96                 -                         -
Dana Commercial Credit                          Monthly                14,734.93            See Note 1                 1,964.66
Danka Financial Services                        Monthly                16,705.50                 -                         -
Danka Financial Services                        Monthly                   378.16            See Note 2                   428.58
Data Sales Co., Inc                             Monthly                58,663.13            See Note 1                 7,821.75
IBM Corporation                                 Monthly                56,452.32                 -                         -
Advanta Leasing Services                        Monthly                 1,374.62                 -                         -
Premier Computer Sales                          Monthly                 7,151.17            See Note 1                   953.49
Siemens Credit LTD                              Monthly                45,360.11            See Note 2                51,408.12
Telogy, Inc.                                    Monthly                 6,482.29            See Note 1                   864.31
Telecommunications Finance Group                Monthly             1,013,115.84            See Note 2             1,148,197.95
Union Bank of CA., N.A.                         Monthly                61,133.27            See Note 1                 8,151.10

Note 1: Debtor may be liable for prorated obligation from June 1, 2001 through June 4, 2001 in the event I-Link does not assume contract.
Note 2: Debtor has not paid the monthly payment for May 2001. In addition, Debtor may be liable for prorated obligation from June 1, 2001 through June 4, 2001 in the event I-Link does not assume contract.



                            OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                       For the Month Ending: June 30, 2002

STATEMENT OF AGED RECEIVABLES
-----------------------------

ACCOUNTS RECEIVABLE                                                    3RD PARTY           INTERCOMPANY               TOTAL
                                                                     ------------------------------------------------------------
    Beginning of month balance                                        $         -        $ 2,406,610.55          $ 2,406,610.55
    Add: Receipts by parent/affiliates                                $         -        $         -             $         -
    Add: customer credits                                             $         -        $         -             $         -
    Add: intercompany activity                                        $         -        $    (3,852.51)         $    (3,852.51)
    Less: collections                                                 $         -        $         -             $         -
    Less: offsets                                                     $         -        $         -             $         -
    Less: application of customer deposits                            $         -        $         -             $         -
    Less: sale of receivables to I-Link                               $         -        $         -             $         -
                                                                     ------------------------------------------------------------
    End of month balance                                              $         -        $ 2,402,758.04          $ 2,402,758.04
                                                                     ============================================================

  0-30 Days                       31-60 Days                          61-90 Days         Over 90 Days         End of Month Total
  ---------                       ----------                          ----------         ------------         ------------------
$         -                       $        -                          $         -        $         -             $         -


STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)**
-----------------------------------------------
                                                                         3RD PARTY               INTERCOMPANY          TOTAL
                                                                     -------------------------------------------------------------
    Beginning of month balance                                        $ 8,702,870.24           $ 6,233,696.70    $ 14,936,566.94
    Add: sales on account**                                           $     6,209.50           $         -       $      6,209.50
    Add: collections on behalf of I-Link                              $         -              $         -       $          -
    Add: intercompany activity
      Expenses paid directly by Parent or Affiliate                   $    (6,000.00)          $     6,000.00    $          -
      Net cash advanced by Parent                                     $         -              $         -       $          -
      Credit extended by Parent or Affiliate                          $         -              $         -       $          -
      Amounts collected by Parent                                     $         -              $         -       $          -
    Less: Invoicing to I-Link                                         $         -              $         -       $          -
    Less: remittances to I-Link                                       $         -              $         -       $          -
    Less: payments                                                    $      (209.50)          $         -       $       (209.50)
                                                                     -------------------------------------------------------------
    End of month balance                                              $ 8,702,870.24           $ 6,239,696.70    $ 14,942,566.94
                                                                     =============================================================

  0-30 Days                       31-60 Days                          61-90 Days                Over 90 Days    End of Month Total
  ---------                       ----------                          ----------                ------------    ------------------
$         -                       $        -                          $         -              $ 8,702,870.24    $ 8,702,870.24


** The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of June 30, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $1,804,912.



                            OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                       For the Month Ending: June 30, 2002


                                TAX QUESTIONNAIRE

        Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

        1.   Federal income taxes                      Yes (X)                No ( )

        2.   FICA withholdings                         Yes (X)                No ( )

        3.   Employee's withholdings                   Yes (X)                No ( )

        4.   Employer's FICA                           Yes (X)                No ( )

        5.   Federal unemployment taxes                Yes (X)                No ( )

        6.   State income tax                          Yes (X)                No ( )

        7.   State employee withholdings               Yes (X)                No ( )

        8.   All other state taxes                          See Note Below

    If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:
The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.



                            OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.




                                           -------------------------------------
                                           For the Debtor In Possession

                                           Henry C. Lyon
                                           Designated Officer




                            OPERATING REPORT Page 7